SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant: X
Filed  by  a  party  other  than  the  Registrant:
Check  the  appropriate  box:
     Preliminary  Proxy  Statement               Confidential  for  Use  of  the
  X  Definitive  Proxy  Statement               Commission  Only  (as  permitted
     Definitive  Additional  Materials          by  Rule  14a-6(e)(2))
     Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12
          MathSoft,  Inc.
          ---------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
 X   No  fee  required.
     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

(2)     Aggregate  number  of  securities  to  which  transactions  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed  maximum  aggregate  value  of  transaction:

(5)     Total  fee  paid:

Fee  paid  previously  with  preliminary  materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount  Previously  Paid:

(2)     Form,  Schedule  or  Registration  Statement  No.:

(3)     Filing  Party:

(4)     Date  Filed:

                                 M A T H S o f t Logo


                                 101 MAIN STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
                               ___________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ___________________

To  the  Stockholders:

     The Annual Meeting of Stockholders of MathSoft, Inc., a Massachusetts corporation, will be held on Friday, May 21, 1999 at 10:00 a.m., Boston time, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, for the following purposes:

1.     To  elect  one  Class  III  Director  to  serve  for  a  three-year term.

2. To consider and act upon a proposal to approve an amendment to the Amended and Restated 1992 Stock Plan to increase the number of shares of Common Stock authorized for issuance under the plan from 3,150,000 shares to 3,900,000 shares.

3. To consider and act upon a proposal to approve an amendment to the Corporation's 1992 Amended Employee Stock Purchase Plan to increase the number of shares of Common Stock of the Corporation authorized for issuance under the plan from 200,000 shares to 450,000 shares.

4. To consider and act upon a proposal to approve an amendment to the Corporation's 1992 Non-Employee Director Stock Option Plan to (i) increase the annual stock option grant for one year of service on the Board of Directors from 5,000 shares to 10,000 shares, (ii) modify the vesting schedule so that stock options granted under the plan shall be exercisable on the date of the grant and
(iii) increase the number of shares of Common Stock authorized for issuance under the plan from 160,000 to 400,000 shares.

5. To ratify the selection of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 1999.

6. To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders entitled to notice of and to vote at the meeting shall be determined as of March 31, 1999, the record date fixed by the Board of Directors for such purpose.

                                        By  Order  of  the  Board  of  Directors
                                        Robert  P.  Orlando
                                        Vice  President  Finance  and
                                        Administration,
                                        Chief  Financial  Officer,  Treasurer
                                        and  Clerk

April  19,  1999

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS.

                                 M A T H S o f t Logo

                                 _______________

                                 PROXY STATEMENT
                                 _______________

                                 APRIL 19, 1999

     This Proxy Statement is being furnished to holders of Common Stock, $.01 par value per share (the "Common Stock") of MathSoft, Inc., a Massachusetts corporation with offices at 101 Main Street, Cambridge, Massachusetts 02142 ("MathSoft" or the "Corporation"), in connection with the solicitation of proxies in the form enclosed by the Board of Directors of the Corporation for use at the 1999 Annual Meeting of Stockholders to be held on Friday, May 21, 1999 at 10:00 a.m., Boston time, at Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, and any adjournments or postponements thereof (the "Meeting"). The Corporation's 1998 Annual Report, containing financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the fiscal year ended December 31, 1998, is being mailed contemporaneously with this Proxy Statement to all stockholders entitled to vote at the Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 19, 1999.

The purpose of the Meeting is (1) to elect one Class III director to the Corporation's Board of Directors, to serve for a term of three years and until his successor is elected and qualified, or until his earlier resignation or removal, (2) to consider and vote upon a proposal to amend the Corporation's Amended and Restated 1992 Stock Plan (the "Plan") to increase the number of shares currently reserved for issuance under the Plan by 750,000 shares, (3) to consider and vote upon a proposal to amend the Corporation's Amended Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares currently reserved for issuance under the Stock Purchase Plan by 250,000 shares,
(4) to consider and vote upon a proposal to amend the Corporation's 1992 Non-Employee Director Stock Option Plan (the "Director Plan") to (i) increase the annual stock option grant for one year of service on the Board of Directors from 5,000 shares to 10,000 shares for all non-employee Directors , (ii) modify the vesting schedule so that all stock options granted under the Director Plan shall be exercisable on the date of the grant, and (iii) increase the number of shares currently reserved for issuance under the Director Plan by 240,000 shares, (5) to ratify the selection of Arthur Andersen LLP, independent public accountants as auditors for the fiscal year ending December 31, 1999.

The Board of Directors has fixed the close of business on March 31, 1999 as the record date (the "Record Date") for the determination of the Corporation's stockholders who will be entitled to notice of and to vote, at the Meeting. Accordingly, only holders of record of Common Stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or an adjournment thereof. As of the Record Date, 9,765,461 shares of Common Stock were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Clerk of the Corporation, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Clerk of the Corporation before the taking of the vote at the Meeting or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to MathSoft, Inc., 101 Main Street, Cambridge, Massachusetts 02142, Attention: Clerk, at or before the taking of the vote at the Meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. All other matters being submitted to stockholders require the affirmative vote of a majority of the shares present or represented and voting on each such matter. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposal, will have the affect of negative votes. Broker "non-votes" are not so included.

The persons named as attorneys in the proxies are officers of the Corporation. All properly executed proxies returned in time to be counted at the Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. In addition to the election of the directors, the stockholders will consider and vote upon proposals to amend the Corporation's Amended and Restated 1992 Stock Plan to increase the number of shares of Common Stock of the Corporation authorized to be issued thereunder from 3,150,000 shares to 3,900,000 shares, to amend the Corporation's 1992 Amended Employee Stock Purchase Plan to increase the number of shares of Common Stock of the Corporation authorized to be issued thereunder from 200,000 shares to 450,000 shares, to amend the Corporation's 1992 Non-Employee Director Stock Option Plan to increase the annual stock option grant for one year of service on the Board of Directors from 5,000 shares to 10,000 shares, modify the vesting schedule so that stock options granted under the Plan shall be exercisable on the date of the grant and to increase the number of shares of Common Stock authorized to be issued thereunder from 160,000 shares to 400,000 shares and to ratify the selection of auditors, all as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

The Board of Directors of the Corporation knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

              MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth as of the Record Date (unless otherwise indicated): (i) the name of each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the shares of Common Stock of the Corporation outstanding at such date; (ii) the name of each director; and
(iii) the name of each executive officer identified in the Summary Compensation Table set forth below under the heading "COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS," the number of shares owned by each of such persons and the percentage of the outstanding shares represented thereby, and also sets forth such information for all current directors and executive officers as a group.

                                       AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER     OF OWNERSHIP(1)        PERCENT OF CLASS
  ------------------------------------     ---------------


Charles J. Digate**(2). . . . . . . . . . . . . . . .    849,724     8.0%

Charles H. Federman(3). . . . . . . . . . . . . . . .     50,417       *
  c/o BRM Group
 400 Kelby Street, Suite 1500
  Fort Lee, NJ 07024

David D. Martin **(4) . . . . . . . . . . . . . . . .     23,750       *

Samuel P. Meshberg and certain affiliates(5). . . . .  1,388,400    14.2%
  c/o Financial Management Investment Services, Inc.
  118 Burr Court
  Bridgeport, CT 06605

Robert P. Orlando**(6). . . . . . . . . . . . . . . .     59,386       *

June L. Rokoff**(7) . . . . . . . . . . . . . . . . .     56,693       *

All directors and executive officers as a group
(5 persons) (8) . . . . . . . . . . . . . . . . . . .  1,039,970     9.8%

___________________

    *     Less  than  1%

   **     c/o  MathSoft,  Inc.,  101  Main  Street,  Cambridge,  MA  02142.

(1) Except as otherwise noted, to the knowledge of the Corporation, each person named in the table has sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

(2) Includes 680,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(3) Includes 40,417 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(4) Includes 23,750 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(5) Includes 3,000 shares owned by Ron Meshberg and Mr. Meshberg disclaims beneficial ownership of such shares.

(6) Includes 59,386 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(7) Includes 40,417 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter. Includes 1,000 shares owned by David Rokoff, spouse of Ms. Rokoff, as custodian for Sam Rokoff, a minor child of Ms. Rokoff. Ms. Rokoff disclaims beneficial ownership of these 1,000 shares.

(8) Includes 843,970 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors met five times, and took action by unanimous written consent three times, during the fiscal year ended December 31, 1998.

The Audit Committee of the Board of Directors was established on December 2, 1992 and during the fiscal year ended December 31, 1998 was comprised of Mr. D'Amore, Mr. Federman and Ms. Rokoff, each a non-employee director of the Corporation. Mr. D'Amore served on the Audit Committee until his resignation from the Board of Directors on February 10, 1998. Ms. Rokoff replaced Mr. D'Amore as a member of the Audit Committee. The Audit Committee oversees the accounting and tax functions of the Corporation, including matters relating to the appointment and activities of the Corporation's auditors. The Audit Committee most recently met on April 14, 1999. It did not meet during the fiscal year ended December 31, 1998.

The Compensation Committee of the Board of Directors during the fiscal year ended December 31, 1998 was comprised of Mr. D'Amore, Ms. Rokoff and Mr. Vana-Paxhia, each a non-employee director of the Corporation. Mr. D'Amore served on the Compensation Committee until his resignation from the Board of Directors on February 10, 1998. Mr. Vana-Paxhia replaced Mr. D'Amore as a member of the Compensation Committee. The Compensation Committee reviews and makes recommendations concerning executive compensation, oversees the administration of the Corporations 401(k) plan and administers the Corporations 1996 Non-Qualified, Non-Officer Stock Plan, Amended and Restated 1992 Stock Plan, 1987 Combination Stock Option Plan, 1992 Employee Stock Purchase Plan and 1992 Non-Employee Director Stock Option Plan. The Compensation Committee met five times, and took action by unanimous written consent three times, during the fiscal year ended December 31, 1998.

The Board of Directors does not currently have a standing nominating committee. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all Committees on which he or she serves.

                              ELECTION OF DIRECTORS

     In accordance with the Corporation's Third Restated Articles of Organization, the Corporation's Board of Directors is divided into three classes.

One Class I Director, Mr. Charles H. Federman, was elected by the Board of Directors as a Class I Director at the Annual Meeting of Stockholders on December 13, 1994. Mr. Federman's term as a Class I Director expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 2000.

One Class II Director, Mr. Charles J. Digate, the current Chairman of the Board, President and Chief Executive Officer of the Corporation, was elected a Class II Director at the Annual Meeting of Stockholders on December 12, 1997. The other Class II Director, Ms. June L. Rokoff, was elected by the Board of Directors as a Class II Director at the Annual Meeting of Stockholders on December 12, 1997. Mr. Digate's and Ms. Rokoff's terms as Class II Directors will expire as of the date of the Annual Meeting of Stockholders to be held in calendar year 2001.

One Class III Director, Mr. David D. Martin, was elected by the Board of Directors on April 15, 1998 to replace Mr. D'Amore, who resigned as a Class III Director on February 10, 1998. Mr. Martin's term as a Class III Director expires as of the date of the Annual Meeting of Stockholders to be held in calendar year 1999.

One Class III Director will be elected at the Meeting for a term of three years. The Class III nominee, Mr. Martin, is currently serving as a director of the Corporation. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Mr. Martin will be voted (unless Mr. Martin is unable or unwilling to serve) FOR the election of Mr. Martin. The Board of Directors knows of no reason why Mr. Martin should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of one or more other persons or for fixing the number of directors at a lesser number.

The following table sets forth for the nominees to be elected at the Meeting and for each director whose term of office will extend beyond the Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with the Corporation, the year each nominee's or director's term will expire and the class of director of each nominee or director.


  DIRECTOR'S OR NOMINEE'S NAME
 AND YEAR DIRECTOR OR NOMINEE                                         YEAR TERM        CLASS OF
    FIRST BECAME A DIRECTOR           POSITION(S) HELD                WILL EXPIRE        DIRECTOR

Charles J. Digate                Chairman of the Board of Directors,
  1994. . . . . .                President and Chief Executive Officer      2001               II

Charles H. Federman              Director                                   2000                I
  1994

David D. Martin                  Director                                   1999              III
  1998

June L. Rokoff                   Director                                   2001               II
  1994



                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the Class III nominees to be elected at the Meeting, the current directors who will continue to serve as directors beyond the Meeting, and the current executive officers of the Corporation, their ages, and the positions currently held by each such person with the Corporation.


NAME                      AGE       POSITION
----                      ---       --------
Charles J. Digate         45      Chairman of the Board of Directors, President and Chief
                                  Executive Officer

Charles  H.  Federman     42      Director

David  D.  Martin         60      Director

Robert P. Orlando         41      Vice President Finance and Administration, Chief Financial
                                  Officer, Treasurer and Clerk

June  L.  Rokoff          49      Director


DIRECTORS  TO  BE  ELECTED  AT  THE  MEETING

     Mr. Martin has been a director of the Corporation since April 1998. Mr. Martin was the Executive Vice President of Texas Instruments, Inc. from 1993 to 1999. Texas Instruments, Inc. is a semiconductor company that specializes in digital signal processing. Mr. Martin is also a director of Network Plus, Inc., a company that specializes in telecommunications.

DIRECTORS  WHOSE  TERMS  EXTEND  BEYOND  THE  MEETING

     Mr. Digate has been a director and an executive officer of the Corporation since September 1994. Mr. Digate founded Beyond Incorporated, a developer and publisher of enterprise messaging systems, in 1988 and served as its Chairman, Chief Executive Officer and President until February 1994 when Beyond was acquired. Prior to founding Beyond, Mr. Digate spent more than four years at Lotus Development Corp., where his posts included Senior Vice President, Analytical Software Products and Vice-President, International Operations and Corporate Marketing. Mr. Digate also served approximately seven years at Texas Instruments, primarily focusing on its consumer electronics products, including calculators and home computers. He also serves on the board of two privately held software companies, Centra Software and Network Integrity.

Ms. Rokoff has been a director of the Corporation since 1994. Ms. Rokoff is also a director of NewsEdge Corporation, a public company that provides customized real-time news and information. Until December 1995, Ms. Rokoff was a Senior Vice President, Worldwide Services Group, at Lotus Development Corp., where she had spent ten years in management. Lotus, a wholly owned subsidiary of International Business Machines, is a provider of software and support services for businesses and individuals. Prior management positions at Lotus included Senior Vice President, Development, Vice President, Graphics and Information Management Division, and General Manager, Lotus 1-2-3 Release 3.
Mr. Federman has been a Managing Director of BRM Group, a private equity firm, since January 1998. From 1983 until December 1997, Mr. Federman served in various roles, culminating as the Chairman of Broadview Associates, L.P., an investment banking firm specializing in information technology mergers and acquisitions. Mr. Federman is also a director of Phoenix Technologies Ltd., International Micro Software, Inc. and Backweb Technologies, Inc. Phoenix Technologies Ltd. designs, develops and markets systems software compatibility products for personal computers, workstations and peripheral devices. International Micro Software, Inc. develops and publishes PC and World Wide Web based productivity applications. Backweb Technologies, Inc. develops intranet software applications.

EXECUTIVE  OFFICERS
     Mr. Orlando joined the Corporation in December 1991 as Vice President Finance and Administration and Chief Financial Officer. He was named Treasurer in November, 1994. From May 1987 to November 1991, Mr. Orlando was employed by Bitstream, Inc., most recently as Vice President of Finance and Treasurer. Before that he served as Controller of Unicco Service Co. from 1986 to 1987, as General Accounting Manager of Orion Research from 1985 to 1986 and as a certified public accountant with Arthur Andersen LLP from 1980 to 1985.

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE  COMPENSATION  SUMMARY

     The following table sets forth certain information with respect to the annual compensation paid or accrued by the Corporation for services rendered to the Corporation, in all capacities, for the fiscal year ended December 31, 1998 by its Chief Executive Officer (the "CEO") and the other most highly compensated executive officer other than the CEO, whose total salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1998 (collectively with the CEO, the "Named Executive Officers"). The Corporation did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                                                COMPENSATION
                           ANNUAL COMPENSATION(1)                   AWARDS
                                                                  SECURITIES
                                                                  UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR         SALARY        BONUS(2)   OPTIONS/SARS(#)


Charles J. Digate                   1998         $250,000      $180,000      100,000
Chairman of the Board of            1997(3)      $125,000      $ 50,000            0
Directors, President and Chief      1997(4)      $250,000      $      0      100,000
Executive Officer                   1996(5)      $250,000      $100,000       75,000


Robert P. Orlando                   1998         $140,000      $ 48,000       40,000
Vice President Finance and          1997(3)      $ 64,000      $ 20,000            0
Administration, Chief Financial     1997(4)      $128,000      $  8,000       30,000
Officer, Treasurer and Clerk        1996(5)      $125,000      $ 35,000       35,000

__________


(1) Excludes perquisites and other personal benefits, if any, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported. The Corporation did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts during the fiscal years ended December 31, 1998, June 30, 1997 or 1996 or the period of July 1 to December 31, 1997.

(2) Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(3) On December 12, 1997, the Corporation changed its fiscal year end from June 30 to December 31. The footnoted period represents the period of July 1 to December 31, 1997.

(4) The footnoted period represents the fiscal year of July 1, 1996 to June 30, 1997.

(5) The footnoted period represents the fiscal year of July 1, 1995 to June 30, 1996.

OPTION  GRANTS
     The following table sets forth information concerning options granted pursuant to the Corporation's Amended and Restated 1992 Stock Plan during the fiscal year ended December 31, 1998 to the Named Officers as reflected in the Summary Compensation Table above.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
                                   PERCENT OF
                                      TOTAL                                POTENTIAL REALIZABLE VALUE
                   NUMBER OF        OPTIONS OR                               AT ASSUMED ANNUAL RATES
                  SECURITIES           SARS         EXERCISE                       OF STOCK PRICE
                  UNDERLYING         GRANTED         OR                          APPRECIATION FOR
                 OPTIONS/SARS       IN FISCAL     BASE PRICE     EXPIRATION        OPTION TERM(1)
NAME                GRANTED           YEAR         PER SHARE        DATE           5%         10%


Charles J.
 Digate.           100,000(2).       13.89%         $2.6875        1/7/08    $169,015.43   $428,318.29

Robert P.
Orlando.            40,000(3) .       5.55%          2.6875        1/7/08      67,606.17    171,327.31


__________


(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission (the "Commission") and do not reflect the Corporation's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(2) Exercisable in sixteen quarterly installments (so long as Mr. Digate continues to be an employee of the Corporation through each such date).

(3) Exercisable in sixteen quarterly installments (so long as Mr. Orlando continues to be an employee of the Corporation through each such date).

OPTION  EXERCISES  AND  FISCAL  YEAR-END  VALUES
     Shown below is information with respect to options to purchase the Corporation's Common Stock granted under the Corporation's stock plans, including: (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ending December 31, 1998; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 1998; and (iv) the value of such unexercised options at December 31, 1998.

            AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION / SAR VALUES


                    SHARES                         NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                   ACQUIRED                       UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS/SARS
                     ON          VALUE           OPTIONS/SARS AT FY-END                  AT FY-END(2)
NAME. . .         .EXERCISE    REALIZED(1)    (EXERCISABLE)  (UNEXERCISABLE)     (EXERCISABLE)  (UNEXERCISABLE)


Charles J. Digate       0            0          711,251        188,749        $      490,625  $              0
Robert P. Orlando       0            0           45,386         72,900                10,650             5,800
__________


(1)     Amounts  disclosed  in this column do not reflect amounts actually received by the Named Executive
Officers  but  are calculated based on the difference between the fair market value of Common Stock on the date of exercise and exercise price of the options. Named Executive Officers will receive cash only if and when  they  sell  the  Common  Stock  issued  upon exercise of the options and the amount of cash, if any, received  by  such  individuals is dependent on the price of the Corporation's Common Stock at the time of such  sale.

(2)     Value  is  based  on the difference between the option exercise price and the fair market value at
December  31,  1998, the fiscal year-end ($2.625 per share), multiplied by the number of shares underlying the  option.



EMPLOYMENT  AGREEMENTS  AND  CHANGE-IN-CONTROL  ARRANGEMENTS

          The Corporation has entered into an amended and restated executive agreement (the "Executive Agreement") with Charles J. Digate, the Corporation's President and Chief Executive Officer. Pursuant to the Executive Agreement, Mr. Digate will receive a base salary of $250,000 for the fiscal year ended December 31, 1999 and a bonus on plan of up to $140,000 based on the Corporation's achievement of a net income per share plan approved by the Board of Directors, plus additional bonus payments based on specific objectives as may be agreed upon between Mr. Digate and the Board from time to time.

          If the Corporation terminates Mr. Digate's employment without cause, Mr. Digate will receive severance benefits for eighteen months after such termination equal to his base salary, and any options held by Mr. Digate which are then exercisable and unexpired may be exercised for three years following the date on which he also ceases to be a member of the Corporation's Board of Directors. Upon a change of control of the Corporation, fifty percent (50%) of the unexercisable and unexpired stock options held by Mr. Digate will become exercisable and Mr. Digate will receive a one-time retention bonus of $250,000 if he remains employed by the Corporation for 90 days following the change in control. Following a change of control, if the Corporation terminates Mr. Digate without cause, Mr. Digate will receive severance benefits equal to his base salary and his bonus paid ratably for a maximum of eighteen months after such termination.

     The Corporation has an option acceleration agreement with Mr. Orlando (the "Option Acceleration Agreement"), which provides that upon a change of control,
(i) the Corporation will cause fifty percent (50%) of any unexercisable, unexpired installments of stock options held by Mr. Orlando at the time of the change of control to become exercisable and (ii) the Corporation shall extend the period within which any option may be exercised by Mr. Orlando after the termination of his employment to twelve months. Upon a change in control, Mr. Orlando will receive a one-time retention bonus of 125% of his base salary if he remains employed by the Corporation for 90 days following the change of control. If the Corporation terminates Mr. Orlando's employment within twelve months of a change of control, Mr. Orlando will receive severance benefits equal to his base salary and 100% of his bonus for a maximum of twelve months after such termination.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     Overview

     The Corporation's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). Pursuant to authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of senior management. The Compensation Committee also reviews, as appropriate, other compensation standards of the Corporation, administers the Corporation's 401(k) Savings and Retirement Plan, and administers the Corporation's 1996 Non-Qualified, Non-Officer Stock Plan, Amended and Restated 1992 Stock Plan, 1987 Combination Stock Option Plan, 1992 Amended Employee Stock Purchase Plan and 1992 Non-Employee Director Stock Option Plan.

During the fiscal year ended December 31, 1998, the Compensation Committee was comprised of Mr. D'Amore, Mr. Vana-Paxhia and Ms. Rokoff, each a non-employee director of the Corporation. Mr. D'Amore served on the Compensation Committee until his resignation from the Board of Directors on February 10, 1998. Mr. Vana-Paxhia replaced Mr. D'Amore as a member of the Compensation Committee. The members of the Compensation Committee bring expertise gained through their experience on other Boards of Directors of public and private companies in matters relating to executive compensation to their service on the Compensation Committee.

     Procedure  for  Establishing  Compensation

     At the beginning of each fiscal year the Compensation Committee establishes the annual salary for the Corporation's executive officers based on recommendations of the Corporation's Chief Executive Officer. The Board reviews the recommendations taking into account the following factors: (i) external market data; (ii) the Corporation's performance; (iii) the individual's contribution to the Corporation's success; and (iv) the internal equity of compensation levels among executive officers.

     Tax  Considerations

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

     Elements  of  Executive  Compensation

     The Corporation's compensation policy for executive officers is designed to achieve the following objectives: (i) to enhance profitability of the Corporation and increase stockholder value; (ii) to reward executives consistent with the Corporation's annual and long-term performance goals; (iii) to recognize individual initiative and achievement; and (iv) to provide competitive compensation that will attract and retain qualified executives. Compensation under the executive compensation program is comprised of cash compensation in the form of salary and performance-based compensation in the form of cash bonuses, long-term incentive opportunities in the form of stock options and various benefits, including medical, savings and insurance plans available to all employees of the Corporation.

An executive officer's compensation package includes: (i) base salary, which is based upon the overall performance of the Corporation and external market data;
(ii) annual performance-based compensation, which is based upon achievement of pre-determined financial objectives of the Corporation and individual objectives; and (iii) long-term incentive compensation, in the form of stock options, granted with the objective of aligning executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period. In addition, the compensation program is comprised of various benefits, including medical, savings and insurance plans, and the Corporation's 1992 Amended Employee Stock Purchase Plan, which are generally available to all employees of the Corporation.

     Base  Compensation

     Base salaries for executive officers are targeted at competitive market levels for their respective positions, levels of responsibility and experience. In setting base cash compensation levels for executive officers, the Compensation Committee generally takes into account such factors as: (i) the Corporation's past financial performance and future expectations; (ii) the general and industry-specific business environment; (iii) the individual executive officer's base compensation in the prior year; (iv) periodic published surveys of base compensation at comparable companies, including the 1998 Annual Survey of Compensation in the Software Industry published by the Massachusetts Computer Software Council, Inc. and PricewaterhouseCoopers and the 1999 Officer Compensation Report for Small to Medium-Sized Businesses in the Hi-Tech Category; and (v) corporate and individual performance. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

     Performance-Based  Compensation

     The Corporation's performance-based compensation policies are designed to reward executive officers when the Corporation meets or exceeds pre-determined financial goals and are also based on various non-financial objectives such as the ability to motivate others, to recognize and pursue new business opportunities and to initiate programs to enhance the Corporation's growth and success. Performance-based cash compensation is generally awarded based on formulas established by the Compensation Committee at the time salaries are fixed.

In establishing performance-based compensation formulas for the fiscal year ended December 31, 1998 for the executive officers, the Compensation Committee considered: (i) the annual base compensation of each individual; (ii) individual performance; (iii) the actual performance of the Corporation as compared to projected performance under the Corporation's annual operating plan; (iv) the projected future performance of the Corporation; (v) the general business environment; and (vi) periodically published surveys of performance compensation at comparable companies, including the 1998 Annual Survey of Compensation in the Software Industry published by the Massachusetts Computer Software Council, Inc. and PricewaterhouseCoopers and the 1999 Officer Compensation Report for Small to Medium-Sized Businesses in the Hi-Tech Category. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

Pursuant to the performance bonus formulas established by the Compensation Committee in the fiscal year ended December 31, 1998, bonus formulas for each executive officer, other than the Chief Executive Officer, were based on the Corporation's achieving a pre-determined post-bonus net income as set forth in the Corporation's annual operating plan and on the executive officer's achieving specified individual objectives. The bonus formula for the Chief Executive Officer is based on the Corporation's achieving a pre-determined post-bonus net income as set forth in the Corporation's annual operating plan. The maximum attainable bonus amounts varied depending on how the Corporation's actual post-bonus net income compared to the pre-determined post-bonus net income set forth in the Corporation's annual operating plan. For executive officers other than the Chief Executive Officer, the maximum bonus was payable if the Corporation achieved 200% of its pre-determined post-bonus net income and the executive officer achieved all of his or her individual performance goals. The maximum bonus was payable to the Chief Executive Officer if the Corporation achieved 200% of its pre-determined post-bonus net income. The Operating Plan for the fiscal year ended December 31, 1998, on which performance bonuses for the fiscal year ended December 31, 1998 were based, was reviewed and approved by the Board of Directors prior to the Compensation Committee's action to establish bonus formulas.

     Stock  Options

     Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of the Corporation's Common Stock. The Board of Directors believes that stock option participation aligns executive officers' interests with those of the Corporation's stockholders. When establishing stock option grant levels for executive officers, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options, the current stock price, individual performance during the fiscal year in question and past financial performance and future expectations. Stock options granted under the Corporation's Amended and Restated 1992 Stock Plan generally have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant and generally vest over a four or five year period. The Corporation attempts to ensure that its executive officers are granted stock options in numbers comparable to or slightly above industry standards.

     In the fiscal year ended December 31, 1998, Mr. Digate was awarded a stock option to purchase 100,000 shares of Common Stock. Mr. Orlando was awarded a stock option to purchase 40,000 shares during the fiscal year ended December 31, 1998.

                      RESPECTFULLY  SUBMITTED  BY  THE  COMPENSATION  COMMITTEE:
                                                           June  L.  Rokoff
                                                           Steven R. Vana-Paxhia
                                                           Richard D'Amore


COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During the fiscal year ended December 31, 1998, Mr. D'Amore, Ms. Rokoff and Mr. Vana-Paxhia served on the Compensation Committee. Mr. D'Amore served on the Compensation Committee until his resignation from the Board of Directors on February 10, 1998. Mr. Vana-Paxhia replaced Mr. D'Amore as a member of the Compensation Committee. Ms. Rokoff served on the Compensation for the entire fiscal year ended December 31, 1998. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Corporation served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Corporation.

COMPENSATION  OF  DIRECTORS

     As compensation for serving on the Board of Directors, the Corporation pays each non-employee director $1,000 for each meeting attended. Each non-employee director who also serves on either the audit or compensation committee receives an additional $2,000 annually.

Each non-employee director of the Corporation is entitled to participate in the Corporation's 1992 Non-Employee Director Stock Option Plan (the "Director Plan"). The Director Plan authorizes the grant of stock options only to members of the Corporation's Board of Directors who are neither employees nor officers of the Corporation. Currently under the Director Plan, each non-employee director who has served as a member of the Board for at least one year on February 3rd of each year receives automatically, on such date, an option to purchase 5,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of a share of Common Stock on such date. Currently, each non-employee director who has served for less than an entire year on February 3rd receives automatically an option to purchase the number of shares of Common Stock equal to the number of full months he has served on the Board during the prior year, divided by 12 and multiplied by 5,000. In addition, each non-employee director first elected to the Board of Directors after February 3, 1993 will receive automatically on the date of his or her election an option to purchase 20,000 shares of the Common Stock of the Corporation at an exercise price equal to 100% of the fair market value of a share of Common Stock on such date. Currently, the number of shares of Common Stock authorized for issuance under the Director Plan is 160,000 shares, of which 137,084 shares were outstanding as of the Record Date.

Options granted under the Director Plan may not be exercised until they become vested. Each option granted under the Director Plan becomes exercisable in one installment on the earlier of: (i) the first anniversary of the date of grant; or (ii) the first Annual Meeting of Stockholders following the date of grant at which members of the Board of Directors are elected, provided that the optionee has continuously served as a member of the Board of Directors through such date. Options granted under the Director Plan expire on the date which is ten years from the date of the option grant.

The Board of Directors of the Corporation proposes to amend the Director Plan at the Annual Meeting of Stockholders on May 21, 1999 to (i) increase the annual automatic stock option grant from 5,000 shares to 10,000 shares, (ii) modify the vesting schedule so that stock options granted under the Director Plan shall be exercisable on the date of grant and (iii) increase the number of shares of Common Stock available for issuance under the plan from 160,000 to 400,000. See below under the heading "PROPOSAL TO AMEND THE 1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN."

STOCK  PERFORMANCE  GRAPH
     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering through December 31, 1998, with the cumulative total return on the Nasdaq Composite Index (Total Return) and the S&P Computer Software and Services Index. The comparison assumes $100 was invested on February 3, 1993 in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG MATHSOFT, INC., NASDAQ COMPOSITE INDEX (TOTAL RETURN)
                   AND S&P COMPUTER SOFTWARE & SERVICES INDEX






                     12/93    12/94    12/95    12/96    12/97    12/98

MathSoft, Inc.. .  $100.00  $ 34.55  $ 83.64  $ 55.45  $ 40.00  $ 38.18

Standard & Poor's  $100.00  $117.91  $165.44  $256.98  $357.88  $648.28

NASDAQ. . . . . .  $100.00  $ 97.75  $138.27  $170.01  $208.58  $293.21





                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Corporation has adopted a policy that all transactions between the Corporation and its officers, directors, principal stockholders and their affiliates be on terms no less favorable to the Corporation than could be obtained from unrelated third parties and must be approved by a majority of the non-employee independent and disinterested directors.

           PROPOSAL TO AMEND THE AMENDED AND RESTATED 1992 STOCK PLAN

AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE AMENDED AND RESTATED
1992  STOCK  PLAN

     The Amended and Restated 1992 Stock Plan (the "1992 Plan") was adopted by the Board of Directors of the Corporation on January 28, 1992 and received stockholder approval on March 6, 1992. Currently, the number of shares of Common Stock authorized for issuance under the 1992 Plan is 3,150,000 shares. It is now proposed to approve an amendment to increase the number of shares of Common Stock authorized for issuance pursuant to the 1992 Plan to 3,900,000 shares.

Management of the Corporation believes that this increase is important to permit the Board of Directors to provide incentives to present employees, to attract and retain qualified candidates for future positions, and to replenish the available stock option pool after option grants were issued, during the fiscal year ended December 31, 1998, to current and new employees.

It is management's philosophy to grant options to all employees of the Corporation, allowing each employee to have an equity interest in the Corporation. Management believes that this policy provides better performance incentives to employees than cash compensation alone. In furtherance of this policy, during the fiscal year ended December 31, 1998, the Compensation Committee of the Board of Directors granted options to new employees. The Corporation has not increased the number of shares available for future grants since the 1997 Annual Meeting of Stockholders. Option grants over the past eighteen months have depleted the available pool of options under the 1992 Plan such that, as of the date hereof, there is an inadequate number of shares available for future option grants under the 1992 Plan to new or existing employees of the Corporation.

The additional shares proposed to be authorized under the 1992 Plan will allow management of the Corporation to make grants to key management and other employees in the future, consistent with the corporate policy of granting options to all employees, as well as allow the Corporation to meet its stock option grant needs at least through the next annual meeting of stockholders.

DESCRIPTION  OF  THE  1992  PLAN

     The purpose of the 1992 Plan is to provide incentives to officers and other employees of the Corporation and any present or future subsidiaries of the Corporation (collectively, "Related Corporations") by providing them with opportunities to purchase stock of the Corporation pursuant to options which qualify as incentive stock options ("ISO" or "ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1992 Plan also provides for the issuance of options to consultants, employees, officers and directors of the Corporation and Related Corporations which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). Awards and Purchases may also be granted to consultants, employees, officers and directors of the Corporation and Related Corporations. ISOs, Non-Qualified Options, Awards and Purchases are sometimes referred to collectively as "Stock Rights" and ISOs and Non-Qualified Options are sometimes referred to individually as an "Option" and collectively as "Options".

Administration

     The Compensation Committee of the Board of Directors of the Corporation administers the 1992 Plan. During the fiscal year ended December 31, 1998, the Compensation Committee was comprised of Mr. D'Amore, Ms. Rokoff and Mr. Vana-Paxhia, each a non-employee director of the Corporation. Mr. D'Amore served on the Compensation Committee until his resignation from the Board of Directors on February 10, 1998. Mr. Vana-Paxhia replaced Mr. D'Amore as a member of the Compensation Committee. Mr. D'Amore was, and Ms. Rokoff and Mr. Vana-Paxhia are, "outside directors," as defined in the regulations issued under
Section  162(m)  of  the  Code.

Subject to the terms of the 1992 Plan, the Compensation Committee has the authority to determine to whom Options may be granted (subject to certain eligibility requirements for grants of ISOs), the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Options will be granted, and other terms and provisions governing the Options, as well as the restrictions, if any, applicable to shares of Common Stock issuable upon exercise of Options; provided, however, that the 1992 Plan shall be administered so that stock options or awards granted under the 1992 Plan will qualify for the benefits provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and by Section 162(m) of the Code, or any successor rules to each of these. The interpretation or construction by the Compensation Committee of the 1992 Plan or any Option granted under it will be final.

     Eligible  Employees  and  Others

     Subject to the above mentioned limitations, ISOs under the 1992 Plan may be granted to any employee of the Corporation or any Related Corporation. Only those officers and directors of the Corporation who are employees may be granted ISOs under the 1992 Plan. In no event may the aggregate fair market value
(determined on the date of grant of an ISO) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Corporation) exceed $100,000. Non-Qualified Options may be granted to any director, officer, employee or consultant of the Corporation or its subsidiaries. No employee of the Corporation or its subsidiaries shall be granted Options to acquire, in the aggregate, more than 1,785,000 shares of Common Stock under the 1992 Plan during any fiscal year of the Corporation. As of the Record Date, 47 employees are eligible to participate in the 1992 Plan.

Outstanding Options are subject to adjustment as described hereinafter under "Changes in Stock; Recapitalization and Reorganization." Pursuant to the terms of the 1992 Plan, shares subject to Options which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the 1992 Plan. Such shares, however, will be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to a particular employee under the Plan for purposes of the Section 162(m) limit.

     Granting  of  Options

     Options may be granted under the 1992 Plan at any time after January 28, 1992 and prior to January 28, 2002. The Compensation Committee may, with the consent of the holder of an ISO, convert an ISO granted under the 1992 Plan to a Non-Qualified Option.

     Non-Qualified  Option  Price

     The exercise price per share of Non-Qualified Options granted under the 1992 Plan cannot be less than the lesser of the book value per share of Common Stock as of the end of the preceding fiscal year or fifty percent of the fair market value per share of Common Stock on the date of grant; provided, however, that any non-qualified options with an exercise price less than the fair market value per share of common stock on the date of grant will be granted in accordance with the provisions of the 1992 Plan relating to Section 162(m).

     ISO  Price

     The exercise price per share of ISOs granted under the 1992 Plan cannot be less than the fair market value of the Common Stock on the date of grant, or, in the case of ISOs granted to employees holding more than ten percent of the total combined voting power of all classes of stock of the Corporation, not less than 110% of the fair market value of the Common Stock on the date of grant.

     Option  Duration

     The 1992 Plan requires that each Option expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-Qualified Options. However, in the case of any ISO granted to an employee owning more than ten percent of the total combined voting power of all classes of stock of the Corporation, such ISO will expire on the date specified by the Compensation Committee, but not more than five years from its date of grant.

     Exercise  of  Options  and  Payment  for  Stock

Each  Option  granted  under  the  1992  Plan  is  exercisable  as  follows:

     A. The Option is either fully exercisable at the time of grant or becomes exercisable in such installments as the Compensation Committee may specify.

B. Once an installment becomes exercisable it remains exercisable until expiration or termination of the Option, unless otherwise specified by the Compensation Committee.

C. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable.

D. The Compensation Committee has the right to accelerate the date of exercise of any installment (subject to the $100,000 per year limit on the fair market value of Common Stock subject to ISOs granted to any employee that become exercisable in any calendar year).

     Exercise of an Option under the 1992 Plan is effected by a written notice of exercise delivered to the Corporation at its principal office together with payment for the shares in full in cash or by check, or at the discretion of the Compensation Committee, (a) through delivery of shares of Common Stock having fair market value equal as of the date of exercise to the cash exercise price of the Option, (b) by delivery of the optionee's personal recourse note, or (c) by delivery of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option by the optionee's broker or selling agent. Such written notice will also identify the Option being exercised and specify the number of shares as to which the Option is being exercised.

     Effect  of  Termination  of  Employment,  Death  or  Disability

     If an ISO optionee ceases to be employed by the Corporation other than by reason of death or disability, no further installments of his or her ISOs will become exercisable, and the ISOs will terminate after the passage of 90 days from the date of termination of employment (but not later than their specified expiration dates), except to the extent that such ISOs have been converted into Non-Qualified Options. Employment will be considered as continuing uninterrupted during any bona fide leave of absence (including illness, military obligations or governmental service) provided that such leave does not exceed 90 days or, if longer, any period during which the employee's right to re-employment is guaranteed by statute or by contract.
If an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of death, by the optionee's estate, personal representative or beneficiary who acquires the ISO by will or by the laws of descent and distribution, at any time within 180 days from the date of the optionee's death (but not later than the specified expiration date of the ISO). If an ISO optionee ceases to be employed by the Corporation by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise any ISO held by him or her on the date of termination of employment, to the extent exercisable on that date, at any time within 180 days from the date of termination of employment (but not later than the specified expiration date of the ISO).

Non-Qualified Options are subject to such termination and cancellation provisions as may be determined by the Compensation Committee.

     Non-Assignability  of  Options

     No option shall be assignable or transferable by an optionee except by will or by the laws of descent and distribution, and during his or her lifetime only the optionee may exercise an option.

     Changes  in  Stock;  Recapitalization  and  Reorganization

     Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. Upon the happening of any of the foregoing events, the class and aggregate number of shares reserved for issuance upon the exercise of Options under the 1992 Plan will also be appropriately adjusted to reflect the events described above. Notwithstanding the foregoing, with respect to ISOs, the adjustments described above will be made only after the Compensation Committee, in consultation with legal counsel, has determined whether such adjustments would constitute a modification of such ISOs and will not cause adverse tax consequences to the holders of ISOs.

     Amendment,  Suspension  and  Termination

     The Board of Directors may terminate or amend the 1992 Plan in any respect at any time, except that, without the approval of the stockholders within twelve
(12) months before or after the Board of Directors adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the 1992 Plan may not be increased except as previously described under "Changes in Stock; Recapitalization and Reorganization"; (b) the provisions regarding eligible employees may not be modified; (c) the provisions regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment referred to above); and (d) the expiration date of the 1992 Plan may not be extended. No action of the Board of Directors or stockholders, however, may, without the consent of an optionee, alter or impair his or her rights under any Option previously granted to him or her.

     Miscellaneous

     The proceeds received by the Corporation from the sale of shares pursuant to the 1992 Plan are to be used for general corporate purposes. The
Corporation's obligation to deliver shares is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares. The exercise of Non-Qualified Options for less than fair market value may require the holder to recognize ordinary income and pay additional withholding taxes in respect of such income, and the Compensation Committee may condition the grant or exercise of an Option on the payment to the Corporation of such taxes. An employee is required to notify the Corporation in the event that he or she disposes of shares acquired on the exercise of an ISO prior to the later of two years from the date of grant or one year from the date of exercise of the ISO. Unless terminated earlier by the Compensation Committee, the 1992 Plan will expire on January 28, 2002.

     Federal  Income  Tax  Consequences

     THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS GRANTED UNDER THE 1992 PLAN, AND OF CERTAIN OTHER RIGHTS GRANTED UNDER THE 1992 PLAN, IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE 1992 PLAN OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT.

A. Incentive Stock Options. The following general rules are applicable for federal income tax purposes under existing law to ISOs granted under the 1992
Plan:

     1. Generally, an optionee will not recognize any income upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of an ISO, and the Corporation will not be entitled to a federal income tax deduction upon either the grant or the exercise of an ISO.

2.     If  shares  acquired  upon exercise of an ISO are not disposed of within:
(i) two years from the date the ISO was granted or (ii) one year from the date the shares are issued to the optionee pursuant to the exercise of the ISO (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of shares acquired upon exercise of an ISO, the Corporation generally should be entitled to a corresponding deduction for federal income tax purposes.

5. The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.

6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

7. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

8. In addition to the tax consequences described above, the exercise of an ISO may result in an "alternative minimum tax." The alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     B. Non-Qualified Options. The following general rules are applicable under current federal income tax law to options granted under the 1992 Plan which do not qualify as ISOs ("Non-Qualified Options"):

     1. In general, an optionee will not recognize any income upon the grant of a Non-Qualified Option, and the Corporation will not be entitled to a federal income tax deduction upon such grant.

2. An optionee generally will recognize ordinary income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation will require the optionee to make appropriate arrangements for the withholding of taxes on this amount.

3. When an optionee sells the shares acquired upon the exercise of a Non-Qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, this gain or loss will be long-term capital gain or loss.

4. When an optionee recognizes ordinary income attributable to a Non-Qualified Option, the Corporation generally should be entitled to a corresponding federal income tax deduction.

5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

6. Special rules apply if the shares acquired upon the exercise of a Non-Qualified Option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     C. Stock Awards and Purchases. The following general rules are applicable under current federal income tax law to Awards and Purchases under the 1992 Plan:

     Persons receiving Common Stock under the 1992 Plan pursuant to an Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid. The Corporation generally should be entitled to a corresponding federal income tax deduction. When such shares are sold, the seller generally will recognize capital gain or loss. Special rules apply if the shares acquired pursuant to an Award or Purchase are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     Options  Outstanding

As of the Record Date, 482,580 shares of Common Stock had been issued upon the exercise of stock options granted under the 1992 Plan. As of that date, options to purchase 2,560,041 shares of Common Stock were outstanding and 107,379 shares of Common Stock were available under the 1992 Plan for additional option grants. The closing price of the Corporation's Common Stock on the Record Date was $3.188 per share.

Approval of the amendments to the 1992 Plan will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation eligible to vote and present and voting on this matter. The Board of Directors recommends a vote FOR the approval of the amendments to the 1992 Plan.

         PROPOSAL TO AMEND THE 1992 AMENDED EMPLOYEE STOCK PURCHASE PLAN

AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE 1992 AMENDED EMPLOYEE STOCK PURCHASE PLAN

     The 1992 Amended Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors on December 2, 1992, and received Stockholder approval on December 10, 1992. Currently, the number of shares of Common Stock authorized for issuance under the Purchase Plan is 200,000 shares. It is now proposed to approve an amendment to the Purchase Plan to increase the number of shares authorized for issuance from 200,000 to 450,000 shares.

     Management believes that in order to attract and retain qualified employees for the Corporation, it is necessary to continue to afford employees the opportunity to invest meaningfully in the equity of the Corporation through payroll deductions. Management believes that this increase is important to permit the Board of Directors to provide incentives to present employees, to attract and retain qualified employees and to afford existing employees the maximum opportunity possible to invest in equity of the Corporation.

DESCRIPTION  OF  THE  PURCHASE  PLAN

     The purpose of the Purchase Plan is to provide employees of the Corporation (and any of its subsidiaries designated by the Board of Directors) with an opportunity to share in the growth of the Corporation by acquiring or increasing their proprietary interest in the Corporation.

     Administration

     The Compensation Committee of the Board of Directors of the Corporation administers the Purchase Plan. During the fiscal year ended December 31, 1998, the Compensation Committee was comprised of Mr. D'Amore, Ms. Rokoff and Mr. Vana-Paxhia, each a non-employee director of the Corporation. Mr. D'Amore served on the Compensation Committee until his resignation from the Board of Directors on February 10, 1998. Mr. Vana-Paxhia replaced Mr. D'Amore as a member of the Compensation Committee. The Compensation Committee, subject to the provisions of the Purchase Plan, has the power to construe the Purchase Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Purchase Plan as it may deem desirable. The Corporation makes no cash contributions to the Purchase Plan, but bears the expenses of administration.

     Eligible  Employees

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Any person who is employed by the Corporation (or any of its subsidiaries designated by the Board of Directors) whose customary employment is more than twenty (20) hours per week and more than five (5) months in a calendar year, is eligible to participate in the Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Code. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the Purchase Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the Purchase Plan.

     Participation  in  the  Plan

     An employee electing to participate in the Purchase Plan must authorize an amount (a whole percentage not less than 1% nor more than 10% of the employee's total compensation) to be deducted by the Corporation from the employee's pay and applied toward the purchase of Common Stock under the Purchase Plan. For the duration of the Purchase Plan, the "Purchase Periods" are defined as the six-month periods commencing on March 1 and September 1, and ending on August 31 and the last day of February of each year. On the first business day of each Purchase Period, the Corporation will grant to each Purchase Plan participant an option to purchase shares of Common Stock of the Corporation. On the last day of the Purchase Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the Purchase Plan throughout the Purchase Period. In no event, however, may the employee exercise an option granted under the Purchase Plan for more than 2,000 shares during a Purchase Period. If the amount of the accumulated payroll deductions exceeds the aggregate purchase price of 2,000 shares, the excess deductions will be promptly refunded to the employee without interest.

     The price per share at which shares of Common Stock are purchased pursuant to the Purchase Plan for any Purchase Period is the lesser of 85% of the fair market value of Common Stock on the date of the first business day of the Purchase Period or (b) 85% of the fair market value of Common Stock on the last business day of the Purchase Period. The fair market value of a share of Common Stock shall be (i) the average (on that date) of the high and low prices of the Corporation's Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. Any amounts left over in the accounts of participants at the end of any Purchase Period are refunded to the participants. Only amounts credited to the accounts of participants may be applied to the purchase of shares of Common Stock under the Purchase Plan. The number of shares of Common Stock which may be purchased under outstanding participation elections is subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the shares of the Corporation.

     Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the Purchase Plan if immediately after the grant of the option the participant would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation or of any of its subsidiaries, nor shall any participant be granted an option which would permit the participant to purchase pursuant to the Purchase Plan more than $25,000 worth of stock (determined by the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of a Purchase Period exceeds the number of shares then available under the Purchase Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     A participant may withdraw from the Purchase Plan, but may not increase nor decrease the rate of payroll deductions at any time during the Purchase Period. Payroll deductions shall commence on the first payday following the date of the commencement of the Purchase Period, and shall continue at the same rate until the end of the Purchase Period unless sooner terminated as provided in the Purchase Plan. Termination of a participant's employment for any reason during the Purchase Period cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant, or in the case of death, to the person or persons designated by the participant, and such participant's option will be automatically terminated.

     The Purchase Plan will terminate on December 2, 2002. As of the Record Date, there were approximately 47 employees enrolled in the Purchase Plan.

     Federal  Income  Tax  Consequences

     THE  FOLLOWING  DISCUSSION  OF  THE  UNITED  STATES  FEDERAL  INCOME  TAX
CONSEQUENCES  TO  PARTICIPANTS  AND  THE  CORPORATION  OF  THE  ACQUISITION  AND
DISPOSITION OF SHARES UNDER THE PURCHASE PLAN, AND OF CERTAIN OTHER RIGHTS GRANTED UNDER THE PURCHASE PLAN, IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT.

     1. The amounts deducted from an employee's pay under the Purchase Plan will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the Purchase Plan or at the time the employee purchases shares pursuant to the Purchase Plan.

2. If the employee disposes of shares purchased pursuant to the Purchase Plan more than two years after the first business day of the Purchase Period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

(a) the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

(b) 15% of the fair market value of the shares on the first business day of the Purchase Period.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income).

3. If the employee disposes of shares purchased pursuant to the Purchase Plan within two years after the first business day of the Purchase Period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the Purchase Period over the amount the employee paid for the shares.

In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

          4. If the employee disposes of shares purchased pursuant to the Purchase Plan more than two years after the first business day of the Purchase Period in which the employee acquired the shares, the Corporation will not be entitled to any federal income tax deduction with respect to the options or the shares issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, the Corporation generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

          5.     Executive  officers  of  the  Corporation  who  are  subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who participate in the Purchase Plan may be subject to special federal income tax rules and should consult their own tax advisors.

     Approval of the amendment to the Employee Stock Purchase Plan will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation eligible to vote and present and voting on this matter. The Board of Directors recommends a vote FOR the approval of the amendment to the Employee Stock Purchase Plan.

       PROPOSAL TO AMEND THE 1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES, INCREASE THE ANNUAL STOCK OPTION GRANT AND MODIFY THE VESTING SCHEDULE OF STOCK OPTION GRANTS UNDER THE 1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN,

     The 1992 Non-Employee Director Plan (the "Director Plan") was adopted by the Board of Directors of the Corporation on December 2, 1992, and received stockholder approval on December 10, 1992. Currently, the number of shares of Common Stock authorized for issuance under the Director Plan is 160,000. It is now proposed to approve an amendment to (i) increase the annual stock option grant for one year of service on the Board of Directors from 5,000 shares to 10,000 shares for all non-employee Directors, (ii) modify the vesting schedule so that stock options granted under the Plan shall be exercisable on the date of the grant and (iii) increase the number of shares of Common Stock authorized for issuance under the plan from 160,000 to 400,000 shares.

     Management of the Corporation believes that the proposed modification and increases are important to permit the Corporation to obtain and retain the services of qualified persons who are neither employees nor officers of the Corporation to serve as members of the Board of Directors.

DESCRIPTION  OF  THE  DIRECTOR  PLAN

     Administration

     The Compensation Committee of the Board of Directors of the Corporation administers the Director Plan. During the fiscal year ended December 31, 1998, the Compensation Committee was comprised of Mr. D'Amore, Mr. Vana-Paxhia and Ms. Rokoff, each a non-employee director of the Corporation. Mr. D'Amore served on the Compensation Committee until his resignation from the Board of Directors on February 10, 1998. Mr. Vana-Paxhia replaced Mr. D'Amore as a member of the Compensation Committee. The Compensation Committee, subject to the provisions of the Director Plan, has the power to construe the Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Director Plan as it may deem desirable.

     Automatic  Grant  of  Options  under  the  Director  Plan

     Options are granted pursuant to the Director Plan only to members of the Board of Directors of the Corporation who are neither employees nor officers of the Corporation. Under the provisions of the Director Plan, each non-employee director was automatically granted, upon the initial public offering of the Corporation, an option for 5,000 shares on such date. Each non-employee director first elected to the Board of Directors after the effective date of the Corporation's initial public offering is automatically granted an option for 20,000 shares on the date of his or her election. Each non-employee director who has served on the Board of Director of the Corporation for an entire year prior to the anniversary of the initial public offering is automatically granted an option to purchase 5,000 shares of the Common Stock. Each person who has not served for an entire year prior to the anniversary of the initial public offering is automatically granted an option to purchase the number of shares of the Common Stock equal to the number of full months the non-employee director has served on the Board of Directors of the Corporation for the one year preceding such anniversary, divided by twelve and multiplied by 5,000.

     Outstanding options under the Director Plan are subject to adjustment as described below under "Changes in Stock; Recapitalization and Reorganization." If any options granted under the Director Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the status of available shares under the Director Plan.

     Exercise  Price

     The exercise price per share of options granted under the Director Plan is 100% of the fair market value of the Common Stock of the Corporation on the date the option is granted.

     Option  Duration

     The Director Plan provides that each option granted thereunder expire on the date which is ten years from the date of the option grant subject to certain qualifications in the event an optionee ceases to be a member of the Board of Directors.

     Exercisability  of  Shares

     Options granted under the Director Plan may not be exercised until they become vested. Options granted under the Director Plan become exercisable, provided that the optionee has continuously served as a member of the Board of Directors through such date, on the earlier of: (i) the first anniversary of the date of grant or (ii) the first Annual Meeting of Stockholders following the date of grant at which members of the Board of Directors are elected.

     Exercise  of  Options  and  Payment  for  Stock

     Exercise of an option under the Director Plan is effected by a written notice of exercise, delivered to the Corporation together with payment for the shares in full, which payment may be: (i) in cash or by check, (ii) in whole or in part in shares of the Common Stock of the Corporation already owned by the person exercising the option (subject to such restrictions and guidelines as the Board of Directors may adopt from time to time) or (iii) consistent with applicable law, through the delivery of an assignment to the Corporation of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Corporation. Such written notice will also specify the number of shares as to which the option is being exercised, which number of shares shall not be less than 100, or all shares then exercisable, if less than 100.

     Effect  of  Termination  as  a  Director  or  of  Death  or  Disability

     In the event an optionee ceases to be a member of the Board of Directors of the Corporation for any reason other than death or disability, any portion of an option which is then vested may, be exercised by the optionee within a period of 180 days following the date the optionee ceases to be a member of the Board of Directors, but in no event later than the expiration of the option. Any options not exercisable on the date the optionee ceases to be a member of the Board of Directors will immediately terminate and become void.

     In the event an optionee ceases to be a member of the Board of Directors of the Corporation by reason of his or her death or disability, any option granted under the Director Plan to such optionee will immediately become fully exercisable and all unexercised options will be exercisable (by the optionee's person representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

     Non-Assignability  of  Options

     Any option granted pursuant to the Director Plan is not assignable or transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order and is exercisable during the optionee's lifetime only by the optionee.

     Changes  in  Stock;  Recapitalization  and  Reorganization

     Option holders are protected against dilution in the event of a stock dividend, stock split, reorganization, merger, consolidation, recapitalization on similar transaction. Upon the happening of any of the foregoing events, adjustment will be made in the number and kind of shares covered by, and in the option price of outstanding options under the Director Plan necessary to maintain the proportionate interest of the option holder and preserve the value of such options.

     Termination  and  Amendment  of  the  Director  Plan

     The Director Plan automatically terminates on December 2, 2002 or when all options granted thereunder are no longer outstanding, whichever occurs first. The Board of Directors may at any time terminate the Director Plan or make such modification or amendment thereof as it may deem advisable; provided, however, that the Board of Directors may not, without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under the Director Plan, (b) materially modify the requirements as to eligibility to participate in the Director Plan, (c) materially increase benefits accruing to option holders under the Director Plan, or (d) amend the Director Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Director Plan; and provided, further that the provisions of the Director Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Exchange Act (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of the Director Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     Federal  Income  Tax  Consequences

THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS GRANTED UNDER THE DIRECTOR PLAN IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THESE PLANS OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT.

     Non-Qualified  Options.   The  following general rules are applicable under
current federal income tax law to Non-Qualified Options, which are the only options that may be granted under the Director Plan:

     1. In general, an optionee will not recognize any income upon the grant of a Non-Qualified Option, and the Corporation will not be entitled to a federal income tax deduction upon such grant.
2. An optionee generally will recognize ordinary income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may require the optionee to make appropriate arrangements for the withholding of taxes on this amount.
3. When an optionee sells the shares acquired upon the exercise of a Non-Qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, this gain or loss will be long-term capital gain or loss.
4. When an optionee recognizes ordinary income attributable to a Non-Qualified Option, the Corporation generally should be entitled to a corresponding federal income tax deduction.
5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.
6. Special rules apply if the shares acquired upon the exercise of a Non-Qualified Option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors.
     Options  Outstanding

     As of the Record Date, no shares of Common Stock had been issued upon the exercise of stock options granted under the Director Plan. As of that date, options to purchase 137,084 shares of Common Stock were outstanding and 22,916 shares of Common Stock were available under the Director Plan for additional option grants. The closing price of the Common Stock of the Corporation on the Record Date was $3.188 per share.

     Approval of the amendment to the Director Plan will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation eligible to vote and present and voting on this matter. The Board of Directors recommends a vote FOR the approval of the amendment to the Director Plan.

                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1999. Arthur Andersen LLP has served as the Corporation's auditors since 1984. It is expected that a member of the firm will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. The Board of Directors recommends a vote FOR the ratification of this selection.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 1998 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 1998.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Corporation pursuant to Securities Exchange Act Rule 14a-8 must be received at the Corporation's principal executive offices not later than December 21, 1999. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

Stockholders who wish to make a proposal at the 2000 Annual Meeting - other than one that will be included in the Company's proxy materials - should notify the Company no later than March 5, 2000. If a stockholder who wishes to present a proposal fails to notify the Company by this date, the proxies that management solicits for the meeting will have the discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

                            EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Corporation, and, in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Company does so, it will pay such firm's customary fees and expenses.